UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 21, 2007

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code(903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 21, 2007, Southside Bancshares, Inc. issued a press release announcing the acquisition, through its wholly owned subsidiary Southside Bank, of a 50 percent ownership in Southside Financial Group, LLC.

Under the terms of the agreement, Southside Financial Group, LLC, will buy and hold consumer loans secured by automobiles, primarily through the purchase of existing automobile portfolios from lenders throughout the United States.

A copy of the press release regarding the announcement of the new business venture is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(D)	Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit
Number                      Description of Exhibit
99.1                      Press release dated August 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: August 21, 2007	By:	/s/ Lee R. Gibson
Lee R. Gibson, CPA
Executive Vice President and Chief Financial Officer